EXHIBIT 99.2

For Immediate Release

FOG CUTTER CAPITAL GROUP INC. ANNOUNCES CHANGES IN BOARD OF DIRECTORS

PORTLAND, Ore.— April 1, 2004 – Fog Cutter Capital Group Inc. (Nasdaq: FCCG) announced the resignation of Robert G. Rosen as a member of the Company’s board of directors, as President of the Company and as an officer or director of all of the Company’s subsidiaries and affiliates.  The resignation was effective March 26, 2004 and was tendered so that Mr. Rosen could pursue other interests.

“We appreciate Mr. Rosen’s many years of service to the Company,” commented Andrew A. Wiederhorn, Fog Cutter’s Chairman and Chief Executive Officer.  “Rob joined Fog Cutter as an employee in 1999 and has made a significant contribution to our success.”

Mr. Rosen will assist in the management transition and will advise the Company on its special situation lending business and other projects under a consulting agreement.

On March 30, 2004, the Board of Directors appointed Donald J. Berchtold as a director to fill the vacancy on the Board created by Mr. Rosen’s resignation.   Mr. Berchtold has been Senior Vice President of the Company since October 1999. From October 1991 to October 1999, Mr. Berchtold was Senior Vice President of Wilshire Financial Services Group Inc. For over 25 years prior to that, Mr. Berchtold was active in the food services industry, and served as president of several restaurant operations.  He also served a term as the president of the Restaurants of Oregon Association.  Mr. Berchtold holds a BSC degree in Finance and Marketing from Santa Clara University. Mr. Berchtold has served as a member of the board of the Company’s Fatburger subsidiary since 2003.

The business strategy of Fog Cutter Capital Group consists of developing, strengthening and expanding its restaurant and commercial real estate mortgage brokerage operations and continuing to identify and acquire real estate investments with favorable risk-adjusted returns.  The Company also seeks to identify and acquire controlling interests in other operating businesses in which it can add value.  The Company’s operating segments consist of (i) restaurant operations conducted through Fatburger Holdings, Inc., (ii) commercial real estate mortgage brokerage activities conducted through George Elkins Mortgage Banking Company and (iii) real estate, merchant banking and financing activities.

Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.  All of the statements contained in this release, which are not identified as historical, should be considered forward-looking.  In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of the company which are identified as forward-looking, the company notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements.  Such factors include but are not limited to, the real estate market, the availability of real estate assets at acceptable prices, the availability of financing, interest rates, and European markets.  Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower.  The forward-looking statements have not been audited by, examined by, or subjected to agreed-upon procedures by independent accountants, and no third party has independently verified or reviewed such statements.  Readers of this release should consider these facts in evaluating the information contained herein.  The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by the company or any other person that the forward-looking statements contained in this release will be achieved.  In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.